FORM 8-K

                                 CURRENT REPORT


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 30, 2000


                               CIRRUS LOGIC, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                         0-17795             77-0024818
(State or other jurisdiction of      (Commission       (I.R.S. Employer
   incorporation or organization)      File Number)     Identification No.)

         4210 South Industrial Drive, Austin, TX          78744
     (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (512) 445-7222


Former address: 3100 West Warren Avenue, Fremont, CA 94538
------------------------------------------------------------
(Former name or former address, if changed since last report)

                               CIRRUS LOGIC, INC.



                                      INDEX




                                                    Page
                                                    ----

Item 5.    Other Events                               3



Signatures                                            4

Item 5. Other Events


Appointment of Officers and Directors
--------------------------------------

On March 30, 2000 we appointed the following persons as executive officers of the Company:


       Name                             Office
-------------------  --------------------------------------------

Robert Fay           Vice President, Finance; Chief Financial
                     Officer; Treasurer; and Secretary

Robert Dickinson     Vice President and General Manager; Optical
                     Storage Division

Keith Essency        Vice President and General Manager; Computer
                     Audio Products Division

Jason Carlson        Vice President and General Manager; Consumer
                     Audio Products Division


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





May 10, 2000                                       /s/ ROBERT W. FAY
Date                                               Robert W. Fay
                                                   Vice President, Chief
                                                   Financial Officer,
                                                   Treasurer and Secretary

                                        4